Revenue Sources	12 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Revenue Sources

16. Revenue Sources

The Company’s clinical services customers consist primarily of physicians, hospitals and clinics. Its revenue channels include Medicare, Medicare Advantage, Medicaid, Client Billings (hospitals, etc.), and commercial payers. The following sets forth the net revenue generated by revenue channel accounted for more than 10% of the Company’s revenue from continuing operations during the years ended December 31, 2020 and 2019, respectively. For the years ended December 31, 2020 and December 31, 2019, revenue from Medicare was approximately 50% and 44% of total revenue, respectively.

	Years Ended December 31,
Customer	2020	2019
Medicare	$10,186	$10,605
Commercial Payers	$4,136	$7,589
Medicare Advantage	$3,566	$1,912
Client Billings	$2,582	$3,521